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                                                                 Exhibit 2(L)(2)
                                                                 ---------------


                     CONSENT OF MORGAN, LEWIS & BOCKIUS LLP


We hereby consent to the incorporation by reference to our opinion dated February 12, 1996 as Exhibit 2(L)(1) to the Registration Statement on Form N-2, and any post-effective amendments thereto, of the Sierra Prime Income Fund. We also consent to the reference to our firm under the heading "Legal Opinions" in the Prospectus which is a part of such Registration Statement.


/s/ Morgan, Lewis & Bockius LLP
MORGAN, LEWIS & BOCKIUS LLP
Philadelphia, Pennsylvania
January 29, 1998